©2022 DISCOVER FINANCIAL SERVICES Exhibit 99.3 1Q22 Financial Results April 27, 2022

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which is filed with the SEC and available at the SEC's website (www.sec.gov) and subsequent reports on Forms 8-K and 10-Q, including the Company's Current Report on Form 8-K filed today with the SEC. The Company does not undertake to update or revise forward-looking statements as more information becomes available. Notice 2

1Q22 Highlights 3 • 1Q22 Net Income of $1.2Bn; diluted EPS of $4.22 • Loan growth reflects continued strong sales and robust account growth throughout 2021 and into 2022, and modest decline in payment rate • Credit performance remained strong supporting a $175MM reserve release during the quarter; credit trends normalizing as expected • Operating expense reflects commitment to disciplined expense management with continued investment for growth ◦ Continued to invest in marketing to grow Card and Consumer Banking products ◦ Ongoing investments in features and product enhancements; recently announced refreshed Cashback Debit product • Committed to returning capital to shareholders ◦ Board of Directors approved new $4.2Bn share repurchase program expiring June 30, 2023 ◦ Increased dividend to $0.60, up 20% sequentially

• We have no activities in either Russia or Ukraine, and do not anticipate direct impacts from this conflict • Strong labor market conditions contribute to slow pace of credit normalization • Current spend behavior, borrowing patterns and credit performance in our portfolio do not suggest an imminent macro downturn • Our asset sensitivity is well positioned for the rate environment implied by the forward curve • We are partially macro-hedged to inflation as pressure on costs is offset by benefits to spending and/or borrowing Macroeconomic Outlook 4 Key Points Note(s) 1. Implied forwards as of 4/11/22 U3 Unemployment (%) PCE Core Inflation YoY (%) Fed Funds Effective (%) (1)

• Revenue net of interest expense was $2.9Bn, up 4%, driven by increased net interest income, higher net discount and interchange revenue and higher loan fee income, partially offset by a $162MM net loss on equity investments • Net interest margin was 10.85%, up 10 bps primarily driven by favorable funding costs partially offset by lower loan yields • Provision for credit losses increased by $519MM primarily reflecting a $175MM reserve release in the current quarter compared to an $879MM reserve release in the prior year, partially offset by a $169MM decrease in net charge-offs • Expenses were up $49MM, or 5% mainly reflecting higher marketing and information processing 1Q22 Summary Financial Results Key Points 5 $1,593 $149 $(42) $(519) $(49) $110 $1,242 1Q21 Net Income Net Interest Income Non- Interest Income Provision for Credit Losses Operating Expense Income Tax/ Capital Action 1Q22 Net Income Year-Over-Year Net Income & EPS ($MM, except EPS) 1Q22 $ 2,479 $ 423 $ 154 $ 1,130 $ 376 1Q21 $ 2,330 $ 465 $ (365) $ 1,081 $ 486 B/(W) $ 149 $ (42) $ (519) $ (49) $ 110 EPS 5.04 $ 0.37 $ (0.10) $ (1.29) $ (0.12) $ 0.32 $ 4.22

1Q22 Net Interest Income Drivers

DISCOVER

NIM on Loans



10.75%
10.68%
10.80%
10.81%
10.85%
1Q21
2Q21
3Q21
4Q21
1Q22

Loan Growth ($Bn)



$2.7
$7.0
$9.3
$67.3
$2.9
$6.9
$9.0
$68.9
$2.9
$6.9
$9.4
$70.3
$3.0
$6.9
$9.4
$74.4
$3.2
$6.9
$9.6
$73.8
1Q21
2Q21
3Q21
4Q21
1Q22
Total Loan Yield
11.96%
11.79%
11.79%
11.75%
11.80%
Card +10% YOY
Organic Student +4% YOY
Personal (1)% YOY
Other +19% YOY
Total Loan Yield
Total Loans +8% YOY

Funding Mix (%), Average Balance [(1)]



11%
11%
13%
65%
10%
11%
13%
66%
11%
9%
12%
68%
11%
10%
11%
68%
11%
7%
11%
71%
1Q21
2Q21
3Q21
4Q21
1Q22
Total Int.-Bearing Liab Rate
1.33%
1.23%
1.19%
1.15%
1.18%
DTC and Affinity Deposits
Brokered & Other Deposits
Securitized Borrowing
Unsecured Borrowing
Total Int-bearing Liab Rate

Key Points

- NIM on loans was 10.85%, up 4bps QOQ as favorable loan yields were mostly offset by higher funding costs and interest charge-offs
- Total loan yield was up 5bps QOQ primarily driven by a modest increase in the credit card revolve rate partially offset higher interest charge-offs
- Consumer deposits were down 2% YOY and up 1% QOQ, and are within our target of being 70-80% of funding
- The rate on average interest-bearing liabilities increased 3bps QOQ, driven by increased consumer deposit pricing

Note(s)
1. DTC and Affinity Deposits include checking and reflect both interest-bearing and non-interest bearing consumer deposits

6

1Q22 Revenue



Year-Over-Year Revenue ($MM)
$2,795
$149
$79
$1
$33
$6
$(162)
$1
$2,902
1Q21 Rev Net of Int Exp
Net Interest Income
Net Discount/ Interchange
Protection Products
Loan Fee Income
Transaction Processing
Gain/(Loss) on Equity Investments
Other Income
1Q22 Rev Net of Int Exp

($MM)	1Q22	1Q21	Inc / (Dec) $	Inc / (Dec) %
Net Interest Income	2,479	2,330	149	6%
Net Discount/Interchange Revenue	320	241	79	33%
Protection Products Revenue	44	43	1	2%
Loan Fee Income	140	107	33	31%
Transaction Processing Revenue	57	51	6	12%
Realized/Unrealized Gain/(Loss) on Equity Investment	(162)	0	(162)	NM
Other Income	24	23	1	4%
Total Non-Interest Income	423	465	(42)	(9%)
Revenue Net of Interest Expense	$2,902	$2,795	$107	4%

	1Q22	1Q21	Change QOQ	Change YOY
Discover Card Sales Volume ($MM)	$46,329	$37,744	(10)%	23%
Rewards Rate [1]	1.36 %	1.38 %	1bps	(2)bps

Note(s)
1. Rewards rate represents credit card rewards cost divided by Discover Card sales volume

Key Points

- Net interest income increased 6% primarily due to higher average receivables and favorable funding costs partially offset by a lower revolve rate and higher mix of promotional rate balances
- Net discount and interchange revenue was up 33% driven by higher sales volume; higher volume also increased rewards costs, though the rewards rate was down 2bps YOY
- Loan fee income increased 31% primarily reflecting higher late fees
- The realized / unrealized loss primarily reflects mark-to-market adjustments on equity investments

7

Note(s) 1. Defined as reported total operating expense divided by revenue net of interest expense • Employee compensation decreased driven by lower bonus accrual vs 1Q21 and lower headcount partially offset by higher average salaries and benefits • Recently increased base pay across the low end of our compensation scale in order to remain competitive and attract and retain talent • Marketing increased primarily due to investments in Card acquisition and Consumer Banking • Information processing increased driven by investments in infrastructure and analytics 1Q22 Operating Expense Inc / (Dec) ($MM) 1Q22 1Q21 $ % Employee Compensation and Benefits $500 $506 (6) (1%) Marketing and Business Development 192 154 38 25% Information Processing & Communications 125 109 16 15% Professional Fees 177 182 (5) (3%) Premises and Equipment 24 24 0 —% Other Expense 112 106 6 6% Total Operating Expense $1,130 $1,081 $49 5% Operating Efficiency(1) 38.9% 38.7% 20 bps 8 Key PointsYear-Over-Year Expense ($MM) $1,081 $(6) $38 $16 $(5) $6 $1,130 1Q21 Expense Employee Comp Marketing Info Processing Professional Fees All Other 1Q22 Expense

• Credit card net charge-off rate decreased 96bps YOY and 30- Day delinquency decreased 8bps YOY reflecting strong credit performance in the portfolio • Student loan credit performance remained stable at low levels • Personal loan net charge-offs decreased 168bps YOY reflecting enhanced underwriting and elevated consumer liquidity 1Q22 Key Credit Metrics 9 Key PointsChange 1Q21 4Q21 1Q22 QOQ YOY Credit Card Loans Ending Loan Balance ($MM) $67,304 $74,369 $73,783 (0.8)% 9.6% Net Principal Charge-off Rate 2.80% 1.50% 1.84% 34 bps (96) bps 30-Day Delinquency Rate 1.85% 1.66% 1.77% 11 bps (8) bps Private Student Loans Ending Loan Balance ($MM) $10,153 $10,113 $10,314 2.0% 1.6% Net Principal Charge-off Rate 0.53% 0.80% 0.69% (11) bps 16 bps 30-Day Delinquency Rate 1.20% 1.55% 1.62% 7 bps 42 bps Personal Loans Ending Loan Balance ($MM) $6,961 $6,936 $6,904 (0.5)% (0.8)% Net Principal Charge-off Rate 2.80% 1.21% 1.12% (9) bps (168) bps 30-Day Delinquency Rate 0.84% 0.69% 0.69% 0 bps (15) bps Total Loans Ending Loan Balance ($MM) $86,347 $93,684 $93,471 (0.2)% 8.3% Net Principal Charge-off Rate 2.48% 1.37% 1.61% 24 bps (87) bps 30-Day Delinquency Rate 1.67% 1.55% 1.64% 9 bps (3) bps

10 ($MM) Credit Card Student Loans Personal Loans Other Total Loans Balance at January 1, 2020 4,550 653 613 28 5,844 Reserve rate 5.90% 6.76% 7.97% N/A 6.09% Balance at December 31, 2021 $5,273 $843 $662 $44 $6,822 Reserve rate 7.09% 8.33% 9.54% N/A 7.28% Provision for credit losses 178 45 (30) — 193 Net Charge-offs 331 18 19 — 368 Balance at March 31, 2022 $5,120 $870 $613 $44 $6,647 Reserve rate 6.94% 8.43% 8.88% N/A 7.11% Total Loan Reserve Rate 8.51% 8.01% 7.66% 7.28% 7.11% 1Q21 2Q21 3Q21 4Q21 1Q22 Allowance for Credit Losses

11 Capital Return(3)Capital Position Common Equity Tier 1 (CET1) Capital Ratio(1) (%) TTM Payout Ratio(2) (%) Note(s) 1. Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule 2. Payout Ratio is displayed on a trailing twelve month basis. This represents the trailing twelve months’ Capital Return to Common Stockholders divided by the trailing twelve months’ Net Income Allocated to Common Stockholders 3. Quarterly dividend per share figures for 2017 through 2021 represent year-end levels 11.6% 11.1% 11.2% 13.1% 14.8% 14.7% 123% 93% 77% 76% 51% 71% 2017 2018 2019 2020 2021 1Q22 • The Common Equity Tier 1 ratio of 14.7% remains above our target of 10.5% • The Board of Directors approved a $4.2Bn share repurchase authorization expiring in June 2023, and approved a 20% increase in the common dividend to $0.60 per share Key Points $2.1 $2.1 $1.8 $0.3 $2.3 $0.9 $4.2 $0.35 $0.40 $0.44 $0.44 $0.50 $0.50 $0.60 2017 2018 2019 2020 2021 1Q22 New 5Q Authorization (2Q22- 2Q23) (2Q22) Capital Position & Capital Return Trends Share Repurchases ($Bn) Quarterly Dividend per Share

12 Previous Current Loan Growth • Expect loan growth to be high single digits • No Change Net Interest Margin • Expect NIM to be relatively flat to 2021 with quarter-to-quarter variability • 5-15bps of upside for the full-year relative to 1Q22, with quarter-to- quarter variability Operating Expense • Expect total operating expense to be up mid-single digits • No Change Net Charge-offs • Expect full year average net charge- off rate of 2.2-2.6% • Expect full-year average net charge- off rate of 2.2-2.4% Capital Management • Expect to return significant excess capital to shareholders in 2022 and going forward • Increased dividend to $0.60 and approved new $4.2Bn share repurchase plan expiring 6/30/23 2022 Perspective

Appendix

1Q22 Asset Yield & Liabilities Rate 1Q22 4Q21 1Q21 Interest-Earning Assets ($Bn) Avg Bal Yield Avg Bal Yield Avg Bal Yield Total Loans $92.7 11.80% $91.1 11.75% $87.9 11.96 % Other Interest-Earning Assets 15.8 1.03% 18.5 0.95% 28.1 0.79 % Total Interest-Earning Assets $108.5 10.23% $109.6 9.93% $116.0 9.25% 1Q22 4Q21 1Q21 Interest-Bearing Liabilities ($Bn) Avg Bal Rate Avg Bal Rate Avg Bal Rate Direct to Consumer Deposits (1) (2) $61.5 0.62% $60.8 0.58% $62.7 0.77 % Brokered Deposits and Other 9.2 2.03% 9.8 2.16% 12.6 2.37 % Interest Bearing-Deposits 70.6 0.80% 70.7 0.80% 75.3 1.04 % Borrowings 17.9 2.68% 18.8 2.46% 21.2 2.36 % Total Interest-Bearing Liabilities $88.5 1.18% $89.5 1.15% $96.5 1.33% 14 Note(s) 1. Includes Affinity relationships 2. Excludes checking which is a non-interest bearing deposit product

Credit Performance Trends

Total Company Loans



3.19
3.27
3.44
3.00
2.38
2.48
2.12
1.46
1.37
1.61
2.41
2.39
1.98
1.77
1.89
1.67
1.34
1.40
1.55
1.64
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
NCO rate (%)
30+ day DQ rate (%)

Credit Card Loans



3.41
3.65
3.90
3.45
2.63
2.80
2.45
1.65
1.50
1.84
2.62
2.62
2.17
1.91
2.07
1.85
1.43
1.48
1.66
1.77
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
NCO rate (%)
30+ day DQ rate (%)

Private Student Loans



1.88
1.75
1.57
1.49
1.39
1.20
1.34
1.55
1.55
1.62
1.02
0.68
0.62
0.58
0.71
0.53
0.53
0.68
0.80
0.69
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
NCO rate (%)
30+ day DQ rate (%)

Personal Loans



4.26
3.59
3.43
2.69
2.79
2.80
1.80
1.11
1.21
1.12
1.37
1.31
1.07
1.10
1.08
0.84
0.69
0.71
0.69
0.69
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
NCO rate (%)
30+ day DQ rate (%)

15

YOY YOY YOY YOY 1Q22 Payments Volume ($Bn) Discover Network • Discover Network volume was up 23% reflecting the increase in Discover card sales volume • PULSE volume was down 1% YOY driven by receding spend on debit products related to the ending of federal stimulus programs • Diners volume was up 22% from the prior year reflecting improvement in global T&E spending • Network Partners was up 11% YOY driven by higher AribaPay volume Key Points $39.2 $47.2 $49.4 $53.2 $48.1 1Q21 2Q21 3Q21 4Q21 1Q22 $60.4 $62.9 $59.9 $64.8 $59.8 1Q21 2Q21 3Q21 4Q21 1Q22 $5.9 $6.1 $6.5 $7.4 $7.2 1Q21 2Q21 3Q21 4Q21 1Q22 $9.6 $9.5 $10.4 $11.2 $10.7 1Q21 2Q21 3Q21 4Q21 1Q22 Diners (1) PULSE Network Partners 23% (1)% 22% 11% Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume up 9% YOY 16